UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Helix Energy Solutions Group, Inc. (the “Company”) is disclosing an updated Company presentation to be used in communications with investors as well as upcoming investor conferences.  The presentation materials include an overview of the Company’s strategic areas of focus.  The presentation materials are attached hereto as Exhibit 99.1 and incorporated by reference herein.   The presentation materials will also be posted in the Presentations section under Investor Relations of Helix’s website, www.HelixESG.com.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description
----------                      --------------

99.1	Materials to be presented at the conferences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 24, 2012

       HELIX ENERGY SOLUTIONS GROUP, INC.

       By:                  /s/ Alisa B. Johnson
       Alisa B. Johnson
       Executive Vice President and General Counsel

Index to Exhibits

Exhibit No.                                Description

99.1	Materials to be presented at the conferences.